UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be Held on April 26, 2010

Meeting Information
Meeting Type: Annual
AMERICAN EXPRESS COMPANY	For holders as of: February 26, 2010
	Date: April 26, 2010	Time: 10:00 a.m. Eastern Time
Location: Company’s headquarters
200 Vesey Street
New York, NY 10285

You are receiving this communication because you hold shares in the above-named company.

200 VESEY STREET NEW YORK, NY 10285

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). This is not a ballot. You cannot use this notice to vote these shares. Please see the reverse side of this notice for instructions to access proxy materials and how to vote.

This notice also constitutes Notice of the 2010 Annual Meeting of Shareholders.

M19927-P90218

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            2009 ANNUAL REPORT

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 12, 2010 to facilitate timely delivery.

Please choose one of the following methods to make your request:

                                1) BY INTERNET:         www.proxyvote.com

                                2) BY TELEPHONE:     1-800-579-1639

                                3) BY E-MAIL*:             sendmaterial@proxyvote.com

  *     If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: All shareholders of record at February 26, 2010 (or holders in street name who have obtained a valid proxy) may vote in person at the meeting. Directions to the meeting are found under “Location of the 2010 Annual Meeting” in the proxy statement.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M19928 - P90218

Voting Items
The Board of Directors recommends a vote FOR all the nominees listed below, FOR Items 2 and 3, and AGAINST Items 4, 5 and 6. If no voting instructions are given, the proxy will be voted as the Board of Directors recommends.

1.	To elect Directors				4.	Shareholder proposal relating to cumulative voting for Directors.
	Nominees:

	1)	D.F. AKERSON	7)	R.C. LEVIN	5.	Shareholder proposal relating to the calling of special shareholder meetings.
	2)	C. BARSHEFSKY	8)	R.A. MCGINN
	3)	U.M. BURNS	9)	E.D. MILLER
	4)	K.I. CHENAULT	10)	S.S REINEMUND	6.	Shareholder proposal relating to share retention requirements for executives.
	5)	P. CHERNIN	11)	R.D. WALTER
	6)	J. LESCHLY	12)	R.A. WILLIAMS

2.	Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2010.				Such other business as may properly come before the meeting or any postponement(s) or adjournment(s) thereof.

3.	Advisory (non-binding) vote approving executive compensation.				Please Note: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also attend and vote at the meeting.

M19929-P90218

M19930-P90218